COMMITMENTS AND CONTINGENCIES	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 11—COMMITMENTS AND CONTINGENCIES

Litigation and Claims

The Company is from time to time party to various lawsuits, claims and other proceedings that arise in the ordinary course of its business. With respect to all such lawsuits, claims and proceedings, the Company records a reserve when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. The Company does not believe that the resolution of any currently pending lawsuits, claims and proceedings, either individually or in the aggregate, will have a material adverse effect on its financial position, results of operations or liquidity. However, the outcomes of any currently pending lawsuits, claims and proceedings cannot be predicted, and therefore, there can be no assurance that this will be the case.

The Company prevailed in a putative shareholder class action, which was captioned Budde v. Global Power Equipment Group Inc. and filed in the U.S. District Court for the Northern District of Texas naming the Company and certain former officers as defendants. This action and another action were filed on May 13, 2015 and June 23, 2015, respectively and, on July 29, 2015, the court consolidated the two actions and appointed a lead plaintiffFollowing the District Court’s dismissal with prejudice on September 11, 2018, Plaintiffs appealed the decision to the United States Court of Appeals for the Fifth Circuit. The Fifth Circuit held oral arguments on August 5, 2019. Just 18 days later, on August 23, 2019, the Fifth Circuit issued a per curiam decision affirming the District Court’s dismissal. Plaintiffs have until November 21, 2019, to petition for certiorari review by the Supreme Court of the United States.

In previous periods, the Company reported that a former operating unit of the Company had been named as a defendant in a limited number of asbestos personal injury lawsuits. Neither the Company nor its predecessors ever mined, manufactured, produced or distributed asbestos fiber, the material that allegedly caused the injury underlying these actions. As of April 2019, all pending asbestos-related litigation against such former operating unit had been dismissed, and there are no longer any such claims outstanding against the unit. Such litigation did not have a material adverse effect on the Company’s financial position, results of operations or liquidity.

NOTE 14—COMMITMENTS AND CONTINGENCIES

        Litigation and Claims:    The Company is from time to time party to various lawsuits, claims and other proceedings that arise in the ordinary course of its business. With respect to all such lawsuits, claims and proceedings, the Company records a reserve when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. The Company does not believe that the resolution of any currently pending lawsuits, claims and proceedings, either individually or in the aggregate, will have a material adverse effect on its financial position, results of operations or liquidity. However, the outcomes of any currently pending lawsuits, claims and proceedings cannot be predicted, and therefore, there can be no assurance that this will be the case.

        A putative shareholder class action, captioned Budde v. Global Power Equipment Group Inc., was filed in the U.S. District Court for the Northern District of Texas naming the Company and certain former officers as defendants. This action and another action were filed on May 13, 2015 and June 23, 2015, respectively, and on July 29, 2015, the court consolidated the two actions and appointed a lead plaintiff. On May 1, 2017, the lead plaintiff filed a second consolidated amended complaint that named the Company and three of its former officers as defendants. It alleged violations of the federal securities laws arising out of matters related to the Company's restatement of certain financial periods and claims that the defendants made material misrepresentations and omissions of material fact in certain public disclosures during the putative class period in violation of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5, as promulgated thereunder. The claims were filed on behalf of a putative class of persons who acquired the Company's stock between September 7, 2011 and May 6, 2015, and sought monetary damages of "more than $200 million" on behalf of the putative class and an award of costs and expenses, including attorneys' fees and experts' fees. On June 26, 2017, the Company and the individual defendants filed a motion to dismiss the complaint. After full briefing, on December 27, 2017, the court issued a memorandum opinion and order granting the motion to dismiss and allowing the plaintiffs until January 15, 2018 to file an amended complaint. The court found that, with respect to each of the defendants, plaintiffs failed to plead facts supporting a strong inference of scienter, or the required intent to deceive, manipulate or defraud, or act with severe recklessness. On January 15, 2018, the plaintiffs filed their third amended complaint, and in response the Company filed a renewed motion to dismiss. After full briefing and oral argument, on September 11, 2018, the court dismissed with prejudice the third amended complaint. The court found that, even with plaintiffs' amended allegations, plaintiffs failed to plead facts supporting a strong inference of scienter. Also on September 11, 2018, plaintiffs filed a notice of appeal to the United States Court of Appeals for the Fifth Circuit. Plaintiffs' appeal is briefed and currently pending before that court. Litigation is subject to many uncertainties, and the outcome of this action is not predictable with assurance. At this time, the Company is unable to predict the possible loss or range of loss, if any, associated with the resolution of this litigation, or any potential effect such may have on the Company or its business or operations.

        The Division of Enforcement of the SEC conducted a formal investigation into possible securities law violations by the Company relating to disclosures it made concerning certain financial information, including its cost of sales and revenue recognition, as well as related accounting issues. The Company cooperated with the SEC in its investigation, including through the production of documents to, and the sharing of information with, the SEC Enforcement Staff. On March 8, 2018, the SEC Enforcement Staff informed the Company's outside counsel, Cahill Gordon & Reindel LLP, that the SEC Enforcement Staff had concluded their investigation and, based on the information available to them as of the date of their letter, the SEC Enforcement Staff do not intend to recommend an enforcement action by the Securities and Exchange Commission against the Company.

        A former operating unit of the Company has been named as a defendant in a limited number of asbestos personal injury lawsuits. Neither the Company nor its predecessors ever mined, manufactured, produced or distributed asbestos fiber, the material that allegedly caused the injury underlying these actions. In 2006, the Company filed a petition for bankruptcy under Chapter 11 of the Bankruptcy Code. The bankruptcy court's discharge order issued upon the Company's emergence from bankruptcy in January 2008 extinguished the claims made by all plaintiffs who had filed asbestos claims against it before that time. The Company believes the bankruptcy court's discharge order should serve as a bar against any later claim filed against it, including any of its subsidiaries, based on alleged injury from asbestos at any time before emergence from bankruptcy. In any event, in all of the asbestos cases finalized post-bankruptcy, the Company has been successful in having such cases dismissed without liability. Moreover, during 2012, the Company secured insurance coverage that will help to reimburse the defense costs and potential indemnity obligations of its former operating unit relating to these claims. The Company intends to vigorously defend all currently active actions, all without liability, and it does not anticipate that any of these actions will have a material adverse effect on its financial position, results of operations or liquidity. However, the outcomes of any legal action cannot be predicted and, therefore, there can be no assurance that this will be the case.

        Contingency:    During 2014, the Company entered into an agreement with a partner in connection with a power plant equipment installation project. The agreement contained certain performance liquidated damage clauses in favor of the customer. While the Company believed its performance in the project met its direct contractual obligations, it nonetheless had joint and several liability for other aspects of the overall project performance. As of March 15, 2017, the date the Company filed the Annual Report on Form 10-K for the year ended December 31, 2015, the required performance tests had not been performed and the Company's assessment at that time was that it was probable that the product (which was supplied by the partner) would fail those tests. As such, the Company estimated the potential liability arising from the contractual performance provisions would be in the range of $4.9 to $31.3 million. The maximum liability under the terms of the agreement was $33.0 million, less $1.7 million in liquidated damages already incurred. The minimum liability per the agreement was 20 percent of the total contract value, less $1.7 million in liquidated damages already incurred. Due to the joint and several liability provisions of the agreement and significant concerns about the partner's ability and willingness to pay the performance liquidated damages, if any, to the customer, the Company accrued $4.4 million as of December 31, 2015, which represented the minimum of the range, less $0.5 million for which the customer had withheld payment to the Company's partner. The Company's estimate regarding this matter remained unchanged until October 16, 2017, when the Company received a Notice of Substantial Completion, which stated that the joint venture met the contractual performance criteria. Therefore, as of December 31, 2017, the Company concluded that no performance liquidated damages would be incurred and, accordingly, $4.4 million was recognized and included in revenue in the 2017 consolidated statement of operations.

        In an effort to provide uninterrupted customer service, the Company has from time to time performed additional work under contracts without first obtaining the requisite customer approvals for change orders per the contract terms. In the event the customer subsequently disputes the change orders, they become claims under GAAP with strict criteria which must be met prior to recognizing revenue. Therefore, the Company defers recognizing revenue related to unsigned disputed change orders until the dispute is resolved. Since GAAP requires the Company to recognize the cost of performing the work covered by the change orders at the time of incurrence, to the extent the Company is able to resolve the disputes and recognize revenue in a future period, that revenue will have a 100% gross margin associated with it in that future period. As of December 31, 2017, the Company had deferred recognizing revenue on $22.9 million of unsigned, disputed change orders. Subsequent to year end, the Company completed its negotiations related to the unsigned change orders and $2.8 million was recognized and included in revenue in the 2017 consolidated statement of operations.

        Leases:    The Company leases equipment and facilities, which are non-cancellable and expire at various dates. Total rental expense for all operating leases during the years ended December 31, 2018 and 2017 was $5.6 million and $6.8 million, respectively.

        Future minimum annual lease payments under these non-cancellable operating leases as of December 31, 2018 are as follows:

December 31,	(in thousands)
2019	$1,060
2020	653
2021	631
2022	581
2023	130
Thereafter	—

Total	$3,055

        None of the leases include contingent rental provisions.

        The Company's annual lease expense differs from its future minimum rental payments as a result of month to month equipment leases to support the Company's operations.

        Insurance:    Certain of the Company's subsidiaries are self-insured for health, general liability and workers' compensation up to certain policy limits. Insurance expense was $2.1 million and $1.9 million for the years ended December 31, 2018 and 2017, respectively, and includes insurance premiums related to the excess claim coverage and claims incurred for continuing operations. The reserves as of December 31, 2018 and 2017 consist of estimated amounts unpaid for reported and unreported claims incurred. The accrual for the Company's self-insured health risk retention as of December 31, 2018 and 2017 was $0.4 million and $0.6 million, respectively. The Company provided $1.1 million in letters of credit for each of the years ended December 31, 2018 and 2017, respectively, as security for possible workers' compensation claims.

        Executive Severance:    At December 31, 2018, the Company had outstanding severance arrangements with officers and senior management. The Company's maximum commitment under all such arrangements, which would apply if the employees covered by these arrangements were each terminated without cause, was $2.5 million at December 31, 2018.